U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) December 15, 2010
Citigroup Inc.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-9924 (Commission File Number)	52-1568099 (IRS Employer Identification No.)

399 Park Avenue, New York, New York		10043
(Address of principal executive offices)		(Zip Code)
(212) 559-1000
(Registrant’s telephone number,
including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CITIGROUP INC.
Current Report on Form 8-K
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit Number
1.01	Remarketing Agreement, dated October 28, 2010, between the Company and Citigroup Global Markets Inc., as remarketing agent, relating to the remarketing of the Company’s 6.700% Junior Subordinated Deferrable Interest Debentures due March 15, 2042.

1.02	Pricing Agreement, dated December 1, 2010, among the Company and the remarketing agents named therein, relating to the remarketing of the Company’s 4.587% Notes due December 15, 2015.

4.01	Form of Note for the Company’s 4.587% Notes due December 15, 2015.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIGROUP INC.
Dated: December 15, 2010	By:	/s/ Michael J. Tarpley
		Name:	Michael J. Tarpley
		Title:	Associate General Counsel — Capital Markets

EXHIBIT INDEX

Exhibit Number
1.01	Remarketing Agreement, dated October 28, 2010, between the Company and Citigroup Global Markets Inc., as remarketing agent, relating to the remarketing of the Company’s 6.700% Junior Subordinated Deferrable Interest Debentures due March 15, 2042.

1.02	Pricing Agreement, dated December 1, 2010, among the Company and the remarketing agents named therein, relating to the remarketing of the Company’s 4.587% Notes due December 15, 2015.

4.01	Form of Note for the Company’s 4.587% Notes due December 15, 2015.